09 September 24, 2025 Acquisition of 1st Colonial Bancorp, Inc. Exhibit 99.2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed business combination transaction between Mid Penn Bancorp, Inc. (“Mid Penn”) and 1st Colonial Bancorp, Inc. (“1st Colonial”) (the “Transaction”), the plans, objectives, expectations and intentions of Mid Penn and 1st Colonial, the expected timing of completion of the Transaction, and other statements that are not historical facts. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Factors relating to the Transaction that could cause or contribute to actual results differing materially from those contained or implied in forward-looking statements or historical performance include, in addition to those factors identified elsewhere in this presentation the occurrence of any event, change or other circumstances that could give rise to the right of Mid Penn or 1st Colonial to terminate the definitive merger agreement governing the terms and conditions of the Transaction; the outcome of any legal proceedings that may be instituted against Mid Penn or 1st Colonial; the possibility that revenue or expense synergies or the other expected benefits of the Transaction may not fully materialize or may take longer to realize than expected, or may be more costly to achieve than anticipated, including as a result of the impact of, or problems arising from, the integration of the two companies, the strength of the economy and competitive factors in the areas where Mid Penn and 1st Colonial do business, or other unexpected factors or events; the possibility that the Transaction may not be completed when expected or at all because required regulatory, shareholder or other approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Mid Penn or 1st Colonial or the expected benefits of the Transaction); the risk that Mid Penn is unable to successfully and promptly implement its integration strategies; reputational risks and potential adverse reactions from or changes to the relationships with the companies’ customers, employees or other business partners, including resulting from the announcement or the completion of the Transaction; the dilution caused by Mid Penn’s issuance of common stock in connection with the Transaction; diversion of management’s attention and time from ongoing business operations and other opportunities on matters relating to the Transaction; and other factors that may affect the future results of Mid Penn and 1st Colonial, including continued pressures and uncertainties within the banking industry and Mid Penn’s and 1st Colonial’s markets, including changes in interest rates and deposit amounts and composition, adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for loan losses, increased competitive pressures, asset and credit quality deterioration, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which Mid Penn or 1st Colonial operate, and legislative, regulatory, and fiscal policy changes and related compliance costs. These factors are not necessarily all of the factors that could cause Mid Penn’s or 1st Colonial’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Mid Penn’s or 1st Colonial’s results. Further information regarding Mid Penn and factors that could affect the forward-looking statements contained herein can be found in Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and under the Investors link on Mid Penn’s website at www.midpennbank.com, and in other documents Mid Penn files with the SEC. Information on these websites is not part of this document. All forward-looking statements attributable to Mid Penn or 1st Colonial, or persons acting on Mid Penn’s or 1st Colonial’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Mid Penn and 1st Colonial do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Mid Penn or 1st Colonial update one or more forward-looking statements, no inference should be drawn that Mid Penn or 1st Colonial will make additional updates with respect to those or other forward-looking statements. Disclaimer

ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the Transaction, Mid Penn will file with the SEC a Registration Statement on Form S-4 to register the shares of Mid Penn common stock to be issued in connection with the Transaction that will include a proxy statement of 1st Colonial and a prospectus of Mid Penn (the “proxy statement/prospectus”), as well as other relevant documents concerning the Transaction. The definitive proxy statement/prospectus will be sent to the shareholders of 1st Colonial seeking their approval of the Transaction and other related matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF 1ST COLONIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE AND EACH OTHER RELEVANT DOCUMENT FILED WITH THE SEC BY MID PENN IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive proxy statement/prospectus, as well as other filings containing information about the Transaction, Mid Penn and 1st Colonial, without charge, at the SEC’s website, http://www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania, 17110, attention: Investor Relations (telephone (717) 914-6577), or to 1st Colonial's Investor Relations via email at IR@1stcolonial.com or by telephone to Mary Kay Shea, EVP and Chief Financial Officer at (856) 885-2391. PARTICIPANTS IN THE SOLICITATION Mid Penn, 1st Colonial and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of 1st Colonial in connection with the Transaction under the rules of the SEC. Information regarding Mid Penn’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Related Stockholder Matters” in Mid Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 13, 2025 (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000879635/000087963525000030/mpb-20241231.htm; in the sections entitled “Information Regarding Director Nominees and Continuing Directors,” “Beneficial Ownership of Mid Penn Bancorp, Inc.’s Stock Held By Principal Shareholders and Management,” “Governance of the Corporation” “Compensation Discussion and Analysis” and “Executive Compensation,” in Mid Penn’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 28, 2025 (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000879635/000119312525067010/d896960ddef14a.htm); and other documents filed by Mid Penn with the SEC. To the extent holdings of Mid Penn common stock by the directors and executive officers of Mid Penn have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus relating to the Transaction. Free copies of this document may be obtained as described in the preceding paragraph. Disclaimer

1st Colonial Bancorp, Inc. Transaction Rationale Use bottom bar for sizing 12.12 Attractive transaction impacts(1): ~14% EPS Accretion, ~6% TBV Dilution and ~24% IRR Adds strong community relationships, stable low-cost core deposits and high-quality local commercial and residential loans Scalable municipal operating account deposit business line provides significant opportunity with our larger balance sheet Strengthens our footprint in the densely populated Philadelphia market (1) EPS accretion reflects full year 2027 estimated earnings accretion. IRR calculation assumes a 10.0x terminal P/E multiple and 8.5% minimum TCE / TA. Robert White to join our senior executive team as a continuation of 1st Colonial’s strong risk management culture, reducing execution and integration risk Builds on our proven track record of successful acquisitions and continues our transformation into a leading regional bank

Overview of 1st Colonial Bancorp, Inc. (OTCPK: FCOB) Source: S&P Global Market Intelligence and company filings Includes MPB branches in Southeast PA and Central NJ; Southeast PA includes the counties of Bucks, Philadelphia, Berks, Montgomery, Lehigh, and Chester, PA; Central NJ includes the counties of Camden, Mercer, Burlington, Middlesex and Monmouth, NJ; Excludes one administrative office located at 10 Canal St. in Bucks County, PA. Combined Southeastern PA + Central/Southern NJ Franchise MPB (21)(1) FCOB (3) FCOB LPO (1) Founded in 2000 and headquartered in Mount Laurel, NJ Consistently strong asset quality and profitability metrics Scalable, relationship-based municipal deposit business line Residential mortgage business positioned for strong contributions as the rate environment improves Key Highlights as of 6/30/2025 129% CRE / TRBC 0.93% YTD ROAA 0.52% NPAs / Assets $877M Total Assets $743M Total Deposits $639M Gross Loans Branch count be SE PA & central NJ (21) – FN what the 21 is

Low-Cost Deposit Base Positioned in Attractive Markets

Deposit Base Characteristics

8.1 Yrs	46%	98%+
Weighted Average Account Age at FCOB [(1)]	*Interest Bearing Deposit Beta* [(2)]	*Time Deposits (%) Repricing in Next 12 Months* [(3)]

2025 Median Household Income ($)



$101,879
$74,855
$99,357
$78,770
1st (4)
Pennsylvania
New Jersey
National

Deposits / Branch ($M)

Efficient Branch Network



$248
$149
$117
1st (5)
All NJ Banks Outside The Top 5(6)
All PA Banks Outside The Top 5(6)

MRQ Cost of Deposits (%)



2.21%
2.53%
1st
FCOB Peer Average(7)

Source: S&P Global Market Intelligence; FDIC. Note: FDIC deposit data as of 6/30/2025. (1) Data per company-provided deposit tape as of 6/30/2025. (2) Beta period over 2021Q1-2025Q2. (3) Data per call report maturity/repricing schedule as of 6/30/2025. (4) FCOB median HHI weighted by county population. (5) FCOB deposits per branch calculated using deposits as reported in 6/30/2025 GAAP filings and excludes FCOB's Loan Production Office from branch count. (6) Top 5 NJ banks made up of Bank of America, TD Bank, PNC, Wells Fargo, and JPMorgan; Top 5 PA banks made up of PNC, Wells Fargo, Citizens Financial, Bank of New York Mellon, and Bank of America; The calculation of deposits per branch excludes branches from banks whose only presence in NJ or PA respectively are through $0 deposit branches. (7) Peers include public and private banks headquartered in New Jersey or the NYC/Philadelphia MSAs with total assets between $300 million and $3 billion as of 6/30/2025; Excludes mutual holding companies, merger targets, and banks with unavailable data; Peer cost of deposit data per bank level regulatory filings for the quarter ended 6/30/2025.

MID PENN BANCORP | Colonial Bancorp, Inc. 6

Pro Forma Loan & Deposit Composition Source: S&P Global Market Intelligence. Note: Totals may not sum due to rounding; MPB Loan and deposit data based upon 6/30/2025 GAAP filings; FCOB Loan and deposit data based upon 6/30/2025 bank regulatory filings; FCOB MRQ yield on loans and cost of deposits per 6/30/2025 earnings release. Loan Composition Deposit Composition 2025Q2 Yield: 5.91% 2025Q2 Yield: 5.81% 2025Q2 Yield: 5.90% 2025Q2 Cost: 2.41% 2025Q2 Cost: 2.21% 2025Q2 Cost: 2.38% Break the MMDA section into same NOW & MM/Savings categories Should be ~50/16 split based on call report See marked doc $4.8B $0.6B $5.5B $5.4B $0.7B $6.2B

Transaction Terms & Financial Impact Based on MPB’s closing share price of $30.31 as of 9/23/2025 Use bottom bar for sizing 12.12 Transaction Structure & Terms Management & Board of Directors Representation Timing and Approvals Mid Penn will acquire 100% of 1st Colonial’s outstanding common stock FCOB shareholders may elect a fixed exchange ratio of 0.6945 shares of MPB common stock or $18.50 per share of cash Subject to 60% of FCOB shares being exchanged for MPB stock and 40% of FCOB shares being exchanged for cash consideration Outstanding FCOB options to be cashed out Pro forma ownership: Approximately 92% MPB and 8% FCOB Robert White, current FCOB CEO & President, will join Mid Penn’s Senior Executive Team One director from FCOB will be appointed to Mid Penn’s board Significant retention of FCOB business development team expected FCOB shareholder approval Customary regulatory approvals Anticipated closing in late Q1 / early Q2 2026 Transaction Value and Multiples(1) Implied value per share of $20.03 Aggregate transaction value of $101 million Price / tangible book value per share of 1.16x Price / LTM earnings per share of 11.6x

Key Transaction Assumptions Use bottom bar for sizing 12.12 Fully phased-in cost savings equal to 40% of FCOB’s noninterest expense base, phased in 80% in 2026 One-Time Charges: ~$12 million pre-tax / ~$9.6 million after-tax (fully reflected in pro forma TBV per share) Gross credit mark of $7.9 million or 1.25% of loans held for investment $3.9 million (50%) allocated to purchase credit deteriorated loans (PCD) $3.9 million (50%) allocated to Non-PCD loans (accreted into earnings over 7 years, SYD method) Day-two estimated CECL reserve of $3.9 million (Double Count) After-tax AOCI of approximately $2.2 million accreted into earnings over 3 years, straight line method Loan interest rate write-down of $28.3 million pre-tax, or 4.5% of loans held for investment, accreted into earnings over 7 years, SYD method Time deposit write-down of $0.2 million pre-tax or 0.1% of time deposits amortized over 2 years, SYD method Core deposit intangible of $14.3 million, or 2.5% of non-time deposits, amortized over 10 years utilizing SYD methodology Consensus estimates used for MPB through 2026 FCOB earnings per MPB management assumptions: 2025 net income of ~$8.0 million and 2026 net income of ~$8.5 million Standalone Forecasts Other Fair Value Marks Cost Savings and Merger Costs Credit Mark

Highly Attractive Transaction Economics Source: Company Documents; S&P Global Market Intelligence. (1) IRR calculation assumes a 10.0x terminal P/E multiple and 8.5% minimum TCE / TA. (2) Crossover method. (3) Static method calculation. Represents the per share amount of TBV per share dilution excluding CECL, rate marks and CDI divided by earnings per share accretion excluding CECL Day-2 accretion, core deposit intangible amortization and interest rate mark accretion. Use bottom bar for sizing 12.12 ~(6%) TBV per share Dilution at Close 1.29% 2027E ROAA 24% Internal Rate of Return (IRR)(1) 11.7% CET1 Ratio Pro Forma Financial Impacts ~3.4 Yrs TBV per share Earnback (2) 13.4% 2027E ROATCE Excluding CECL Double Count 9.4% TCE Ratio 13.0% Total Capital Ratio ~10% 2026 EPS Accretion ~14% 2027 EPS Accretion ~(6%) TBV per share Dilution at Close 1.28% 2027E ROAA 24% Internal Rate of Return (IRR)(1) 11.8% CET1 Ratio ~3.3 Yrs TBV per share Earnback (2) 13.3% 2027E ROATCE 9.5% TCE Ratio 13.0% Total Capital Ratio ~9% 2026 EPS Accretion ~13% 2027 EPS Accretion ~(2%) TBV per share Dilution at Close ~2.4 Yrs TBV per share Earnback (3) ~8% 2027 EPS Accretion Ex. CECL, Rate Marks & CDI

Thorough Diligence Effort Utilizing MPB’s Extensive M&A Track Record Source: S&P Global Market Intelligence. Note: Transaction data as of deal announce date. ‘26 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 8/27/2014 Assets: $141M 1/16/2018 Assets: $612M 3/9/2017 Assets: $263M 12/20/2022 Assets: $382M 6/30/2021 Assets: $1,215M 11/1/2024 Assets: $812M September 2025 Assets: $877M Strong track record developed by successfully integrating 6 bank deals, with cumulative assets acquired of ~$3.5B Utilized MPB’s historical M&A experience and diligence team consisting of over 20 team members Mutual due diligence meetings conducted across all functional areas of the business Comprehensive Loan Review Analysis Engaged third party advisors to assist in loan review and fair value work Reviewed approximately 50% of FCOB’s total loan portfolio Detailed commercial and residential credit file review, including review of residential files for compliance purposes Interest rate mark analysis performed on entire portfolio with granular discounting by specific collateral class and leveraging market data from our recently closed William Penn transaction Diligence Focus Areas: Consumer & Commercial Banking Finance, Tax & Accounting Retail Locations & Facilities Risk Management & Regulatory Compliance IT & Operations Credit & CECL

Source: S&P Global Market Intelligence, FDIC. Note FDIC deposit data as of 6/30/2025. Note: Transaction data as of deal announcement date. (1) More than 50% of assets acquired from First Priority were outside Southeast Pennsylvania and Central New Jersey. (2) Includes impact of cost savings and merger related adjustments. (3) Southeast Pennsylvania growth markets include those in the Philadelphia, Lancaster and Reading MSAs. MPB Demonstrated Success In Growth Markets $ in millions Southeast PA Growth Markets Progression 34% CAGR MPB’s M&A Expansion into Southeastern Pennsylvania and New Jersey MPB First Priority Brunswick William Penn Low Risk Continuation of Southeast PA and NJ Expansion Strategy 1st Colonial MPB Combined Deposit Franchise (2) (2) (2) $6.2B (3) FN that more than 50% of assets were not in SE PA or central NJ for First priority (1)

Significant Growth Opportunity Exists in Southeast PA and Central NJ

There is a need for a strong $5-$10 billion community focused bank following the Philadelphia market consolidation over the last decade

Sizable Market Opportunity

>$730B in Total Market Deposits | **>9M** Population | **1.25M** Businesses

Broader Philadelphia[2]

$548B Deposits | **~710K** Businesses | **4.9M** Population

Central NJ[3]

$125B Deposits | **~325K** Businesses | **2.4M** Population

South NJ[4]

$61B Deposits | **~220K** Businesses | **2.0M** Population

10 Year Lookback: Top Community Banks in the Philadelphia MSA[1]

Rank	Institution	Deposits in Market ($B)	Total Assets ($B)	Successor / Acquiror
1.	Univest Financial Corp.	$5.9	$7.9	
	~~Republic First Bancorp~~	~~$4.4~~	~~$6.0~~	Fulton Financial Corporation
	~~Beneficial Bancorp~~	~~$4.3~~	~~$5.8~~	WSFS Financial Corporation
	~~Bryn Mawr Bank Corporation~~	~~$4.1~~	~~$5.0~~	WSFS Financial Corporation
2.	Firstrust Savings Bank	$3.9	$5.2	
	~~Susquehanna Bancshares, Inc.~~	~~$3.5~~	~~$18.5~~	Truist Financial Corporation
	~~National Penn Bancshares, Inc.~~	~~$2.5~~	~~$9.6~~	Truist Financial Corporation
3.	Meridian Corp.	$2.1	$2.5	
4.	**Pro Forma MPB + FCOB[5]**	**$1.8**	**$7.2**	
	Mid Penn Bancorp Inc.	**$1.1**	**$6.4**	
	1st Colonial Bancorp Inc.	**$0.7**	**$0.9**	

MID PENN BANCORP | Colonial Bancorp, Inc.

Source: S&P Global Market Intelligence, FDIC. Note: Asset data as of 6/30/2025; FDIC bank and thrift deposit data as of 6/30/2025; Business data per S&P Global NAICS Business Listing Summary
(1) Last reported assets between $1-$20 billion and with deposits in the Philadelphia MSA since 2014; Last available deposits for acquired institutions per FDIC; Excludes mutuals and specialty single branch entities.
(2) Defined as the Philadelphia MSA excluding Gloucester, Camden, and Burlington counties. (3) Central New Jersey defined as Monmouth, Mercer, Middlesex, Hunterdon and Somerset counties. (4) South New Jersey defined as Burlington, Gloucester, Ocean and Camden counties. (5) Pro forma assets and deposits calculated excluding purchase accounting adjustments.

13

Continues MPB’s Transformation into a Leading Regional Bank Source: S&P Global Market Intelligence; FactSet. Note: Market data as of 9/23/2025. (1) Estimated for full year 2027 Use bottom bar for sizing 12.12 Best-in-Class Shareholder Value Creation Transformation of MPB into a Leading Regional Bank Total Shareholder Return Since 2014 Year-End Total Assets ($B) ROAA (%) Market Cap ($M) (1) 6/30/2025

Appendix

Source: S&P Global Market Intelligence, Company Documents. Note: Financial information as of or for the quarter ended June 30, 2025. (1) Annualized financial metric. (2) Non-GAAP financial metric. Please see pages 18 and 19 for GAAP to non-GAAP reconciliation. (3) Excludes HFS loans. (4) Inclusive of overallotment option. (5) 12 Branches added as of 4/30/2025 for a total of 59 MPB branches, as a result of the acquisition of William Penn Bancorporation. Assets Gross Loans Deposits $6.4 B $4.8 B $5.4 B Holding Company for Mid Penn Bank 2Q25 Financial Highlights Net Income Core Net Income(2) $4.8m | $0.22/share $15.2m | $0.70/share NPAs / Assets 0.44% MRQ NCOs / Avg. Loans(1) 0.07% TCE / TA(2) 10.1% MRQ NIM(1) 3.44% Loans / Deposits(3) 88.7% Banking subsidiary: Mid Penn Bank (est. 1868), state chartered non-member bank and trust company, headquartered in Millersburg, PA A PA-based commercial bank operating strategically throughout Pennsylvania and central and southern New Jersey Dedicated to providing comprehensive banking and trust services Highly active over the prior year. Key strategic initiatives include: Closed acquisition of south-central Pennsylvania based insurance agency, Charis Insurance Group, Inc., in May 2025 for a purchase price of $4.0 million Closed acquisition of William Penn Bancorporation in April 2025 for a purchase price of $120.0 million $80.6 million(4) common equity raise completed in November 2024 2,731,250 common shares issued at $29.50 per share Highlights MPB (59)(5) Branch Footprint 0 75 143 GAAP ROAA(1) 0.32% Core ROAA(1)(2) 1.00% ROATCE(1)(2) 4.05% Core ROATCE(1)(2) 11.86% Mid Penn Bancorp, Inc. Overview at June 30, 2025

Demonstrated Track Record of Organic and Acquisitive Growth Note: Assumes historical assets acquired are equal to the total assets as last reported by target company prior to transaction close (excludes any purchase accounting adjustments) +$0.1 +$0.8 +$0.9 +$0.4 +$1.2 +$0.6 +$0.3 22% Total Asset CAGR 13% Organic Asset CAGR Dollars shown in billions MPB Asset Growth Since 2014 Organic Assets Cumulative Acquired Assets

Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings.

Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings. ($000s)

Pro Forma Tangible Book Value Dilution and Goodwill Reconciliation Note: Estimated financial impact is presented for illustrative purposes only. Pro Forma data is subject to various assumptions and uncertainties. See disclaimer "Combined Franchise Forward-Looking Data.” Use bottom bar for sizing 12.12 Tangible Book Value Dilution Reconciliation Goodwill Reconciliation $ in millions, except per share